UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2022

Cable One, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive Phoenix, Arizona 85012
(Address of Principal Executive Offices and Zip Code)

602-364-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 31, 2022, Cable One, Inc. (the “Company”) adopted new forms of award agreements for awards of restricted stock units (“RSUs”) to executive officers of the Company under the Cable One, Inc. 2022 Omnibus Incentive Compensation Plan (the “2022 Plan”), including awards of (i) service-based three-year proportional vesting RSUs; (ii) service-based three-year cliff-vesting RSUs; and (iii) performance-based vesting RSUs. These forms of award agreements are included as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Executive Service-Based Three-Year Proportional Vesting RSU Award Agreement (2022 Plan)
10.2	Form of Executive Service-Based Three-Year Cliff Vesting RSU Award Agreement (2022 Plan)
10.3	Form of Performance-Based Vesting RSU Award Agreement (2022 Plan)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
Name:	Peter N. Witty
Title:	Senior Vice President, General Counsel and Secretary

Date: January 3, 2023